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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported):  November 15, 2000



                              CuraGen Corporation
            (Exact name of registrant as specified in its charter)


     Delaware                                0-23223                                      06-1331400
------------------                   ---------------------                           ---------------------
 (State or other                          (Commission                                (IRS Employer
 jurisdiction of                          File Number)                               Identification No.)
 incorporation)


                       555 Long Wharf Drive, 11th Floor
                         New Haven, Connecticut 06511
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330
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ITEM 5.   OTHER EVENTS.

     On October 17, 2000, the Securities and Exchange Commission (the "Commission") declared effective the Registration Statement on Form S-3 (No. 333-47600) (the "Registration Statement") of Curagen Corporation (the "Company"), which permits the Company to issue up to an aggregate of $500,000,000 of common stock, preferred stock, debt securities, and warrants. (The prospectus dated October 17, 2000 included in the Registration Statement is referred to as the "Prospectus").

     On November 16, 2000, the Company issued a press release announcing that it had entered into an agreement to sell 4.8 million shares of its common stock to the public (the "Offering Shares") (plus up to an additional 720,000 shares of its common stock to cover underwriters' over-allotments, if any (the "Over-Allotment Shares")). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

    The Company filed with the Commission on November 16, 2000 the Prospectus, together with a supplement to the Prospectus, dated November 15, 2000, relating to the issuance and sale of the Offering Shares plus any Over-Allotment Shares (the "Prospectus Supplement"). In connection with the filing of the Prospectus and Prospectus Supplement with the Commission, the Company is filing the underwriting agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 1.1 and the legal opinion of the Company's counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the validity of the securities being registered as Exhibit 5.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)      Exhibits.

          Exhibit 1.1  -  Underwriting Agreement

          Exhibit 5.1 - Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., regarding legality of securities being registered.

          Exhibit 99.1  -  Press Release dated November 16, 2000.


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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date:  November 15, 2000            By: /s/  David Wurzer
                                        -----------------
                                        Executive Vice President and
                                        Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                            Sequential
Number              Description                    Page Number
-------             -----------                    -----------

1.1                 Underwriting Agreement               5

5.1                 Opinion of Mintz, Levin, Cohn,
                    Ferris, Glovsky and Popeo, P.C.,
                    regarding legality of securities
                    being registered.                   30

99.1                Press Release dated
                    November 16, 2000.                  32


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